UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2012

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2012, Leggett & Platt, Incorporated (the “Company”) issued $300 million aggregate principal amount of its 3.40% Senior Notes due 2022 (the “Notes”) pursuant to an underwriting agreement with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Form of Underwriting Agreement was attached to our Current Report on Form 8-K, which was filed August 14, 2012 and incorporated by reference into Registration Statement (SEC No. 333-180182). The Notes were issued under a Senior Indenture, dated as of May 6, 2005, between the Company and U.S. Bank National Association, as successor trustee (the “Indenture”). The Notes will rank equally with all of the Company’s other unsecured and unsubordinated debt.

The Notes will mature on August 15, 2022 unless earlier redeemed. They were issued only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes will bear interest at a rate of 3.40% per year, payable semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2013. Interest will be computed on the basis of a 360-day year of twelve 30-day months, and begin accruing from August 15, 2012.

On or after May 15, 2022 (three months prior to the maturity date of the Notes), we may redeem the Notes, in whole or in part, at any time and from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to each holder of the Notes to be redeemed, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

Prior to May 15, 2022 (three months prior to the maturity date of the Notes), we may redeem the Notes, in whole or in part, at any time and from time to time, at our option, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes being redeemed; and

•

the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined in the Form of Note attached hereto as Exhibit 4.3), plus 30 basis points;

in each case, plus accrued and unpaid interest on the Notes to, but excluding, the redemption date.

If we experience a “Change of Control Repurchase Event” (as defined in the Form of Note), we will be required, unless we have exercised our right to redeem the Notes (as described above), to offer to repurchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest to, but excluding, the date of repurchase.

The net proceeds of $297,168,000 (before deducting our expenses of the offering) will be used for general corporate purposes, which may include the repayment or refinancing of existing indebtedness, including repayment of commercial paper indebtedness for general corporate purposes, the funding of possible future acquisitions and/or stock repurchases.

The Indenture includes covenants that limit the ability of the Company and its majority owned subsidiaries to, among other things: incur secured debt in excess of 15% of the Company’s consolidated assets, enter into sale and lease-back transactions and consolidate, merge or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Underwriters and/or their affiliates have provided and in the future may provide investment banking, corporate trust, and/or advisory services to the Company and its affiliates from time to time for which they have received and in the future may receive customary fees and expenses and may have entered into and in the future may enter into other transactions with the Company. U.S. Bank National Association, the successor Trustee under the Indenture, is an affiliate of U.S. Bancorp Investments, Inc., an underwriter.

The foregoing is only a summary of certain terms and conditions of the Indenture and the Form of Note and is qualified in its entirety by reference to the Indenture and the Form of Note, which are attached hereto and incorporated herein by reference as Exhibits 4.1 and 4.3. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. This Current Report is also being filed for the purpose of filing exhibits to the Registration Statement (SEC No. 333-180182) relating to the offering of the Notes, and Exhibits 4.3 and 5.1 are hereby incorporated into the Registration Statement by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 hereof, including exhibits, are incorporated into this item.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Form of Underwriting Agreement (Debt), dated August 8, 2012, among J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein, and Leggett & Platt, Incorporated, filed August 14, 2012, as Exhibit 1.1 to the Company’s Form 8-K, is incorporated herein by reference. (SEC File No. 001-07845)

4.1	Senior Indenture dated May 6, 2005 between the Company and U.S. Bank National Association (successor in interest to The Bank of New York Mellon Trust Company, NA which was successor in interest to JPMorgan Chase Bank, N.A.), as Trustee, filed May 10, 2005 as Exhibit 4.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

4.2	Tri-Party Agreement under the May 6, 2005 Senior Indenture, between the Company, The Bank of New York Mellon Trust Company, NA (successor in interest to JPMorgan Chase Bank, N.A.) (as Prior Trustee) and U.S. Bank National Association (as Successor Trustee), dated February 20, 2009, filed February 25, 2009 as Exhibit 4.3.1 to the Company’s Form 10-K, is incorporated by reference. (SEC File No. 001-07845)

4.3	Form of 3.40% Senior Notes due 2022

5.1	Opinion of John G. Moore, Senior Vice President – Chief Legal & HR Officer and Secretary of the Company

23.1	Consent of John G. Moore, Senior Vice President – Chief Legal & HR Officer and Secretary of the Company (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: August 15, 2012	By:	/S/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement (Debt), dated August 8, 2012, among J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein, and Leggett & Platt, Incorporated, filed August 14, 2012 as Exhibit 1.1 to the Company’s Form 8-K, is incorporated herein by reference. (SEC File No. 001-07845)

4.1	Senior Indenture dated May 6, 2005 between the Company and U.S. Bank National Association (successor in interest to The Bank of New York Mellon Trust Company, NA which was successor in interest to JPMorgan Chase Bank, N.A.), as Trustee, filed May 10, 2005 as Exhibit 4.1 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

4.2	Tri-Party Agreement under the May 6, 2005 Senior Indenture, between the Company, The Bank of New York Mellon Trust Company, NA (successor in interest to JPMorgan Chase Bank, N.A.) (as Prior Trustee) and U.S. Bank National Association (as Successor Trustee), dated February 20, 2009, filed February 25, 2009 as Exhibit 4.3.1 to the Company’s Form 10-K, is incorporated by reference. (SEC File No. 001-07845)

4.3	Form of 3.40% Senior Notes due 2022

5.1	Opinion of John G. Moore, Senior Vice President – Chief Legal & HR Officer and Secretary of the Company

23.1	Consent of John G. Moore, Senior Vice President – Chief Legal & HR Officer and Secretary of the Company (included as part of Exhibit 5.1)